SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2002
                                                  ----------------

                                     USCORP
                          ----------------------------
            (Exact name of registrant as specified in its charter)


            Nevada                         0-19061               87-0403330
- ------------------------------         -----------         -------------------
(State or other jurisdiction           (Commission          (I.R.S. Employer
        of incorporation)              File number)         Identification No.)

  4535 W. SAHARA AVE. SUITE 204 LAS VEGAS NV                      89102
  ---------------------------------------------------             -----
     (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (702) 933-4030
                                                     --------------
                          Fantasticon, Inc.
                 ---------------------------------------------
          Former name or former address, if changed since last report




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Item 1.  Changes in Control of Registrant.
         --------------------------------

     See response to Item 2.


Item 2.  Acquisition or Disposition of Properties.
         ----------------------------------------

     On October 12, 2000, Fantasticon.com, Inc., a Nevada corporation (formerly Santa Maria Resources, Inc. ("Santa Maria")) (the "Registrant"), consummated a merger pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of September 1, 2000 by and among Santa Maria and Fantasticon.com, Inc., a Nevada corporation ("Merger Sub"), and Fantasticon.com, Inc., a Delaware corporation ("Fantasticon.com"), Madman Backstage Productions, Inc., a Michigan corporation ("Madman"), and Impact Interactive, Inc., a Michigan corporation ("Impact"). Pursuant to the Merger Agreement, Fantasticon.com, Madman and Impact merged with and into Merger Sub (the "Merger"), with Merger Sub surviving as the wholly-owned subsidiary of Santa Maria. Pursuant to the Merger Agreement, Santa Maria changed its name to Fantasticon, Inc., and effected a 1:2 reverse split of its outstanding capital stock that became effective October 18, 2000.

     Pursuant to the terms and conditions of the Merger Agreement, all outstanding shares of capital stock of each of Fantasticon.com, Madman and Impact (the "FM&I Capital Stock") were converted into an aggregate of 6,025,000 shares (post 1:2 split) of common stock of Registrant which were held in escrow by the registrant's transfer agent. The FM&I Capital Stock was then canceled. Upon consummation of the Merger, Registrant had 9,500,291 shares outstanding, and was obligated to issue up to an additional 1.5 million shares, plus warrants to be exercised within one year for up to an additional 500,000 shares, upon consummation of a private placement to be effected in connection with the Merger according to the terms of an Earn Out Agreement between the FM&I shareholders, the registrant and Michael Lee.

         In July 2001 the Company terminated all business operations and remained inactive until January 14, 2002.

     On January 14, 2002 at a Special meeting of the Shareholders of the corporation the merger of FANTASTICON.COM, INC., (Delaware), MADMAN BACKSTAGE PRODUCTIONS, INC. and IMPACT INTERACTIVE, INC. (collectively "FM&I") into FANTASTICON.COM, INC., (Nevada), and that certain Earn Out Agreement between the Company, Michael Lee, the Management of the Company and the Shareholders of FM&I was rescinded and unwound in its entirety by majority vote of the Shareholders. The Shareholders determined that the terms and conditions of said merger and said Earn Out Agreement had not been met by the parties. It was the consensus of the Shareholders that the then current officers and directors of the Company had abandoned the Corporation and its business as evidenced by the fact that they have been evicted from the corporate offices and the corporate telephone numbers had been disconnected; they have abandoned their corporate responsibilities and failed to prepare and file corporate diligence documents with state, federal and securities regulatory agencies; and they have failed to perform their fiduciary duties and responsibilities.

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

     It was the consensus of the Shareholders that the business of the Company is financially unviable. The Shareholders agreed it was therefore incumbent upon them to take the actions necessary to preserve the legal status of the Corporation, the trading status of the common stock of the corporation and to locate a viable business for the Company to pursue. 6,025,000 of the shares issued and held in escrow under the Merger Agreement and Earn Out Agreement were canceled and returned to the treasury stock of the Corporation by vote of a majority of the Shareholders of the then issued and outstanding stock of the Corporation and resolution of the Board of Directors.


Item 4    Changes in Registrant's Certifying Accountant
          ---------------------------------------------

     For the fiscal year ended September 30, 2000 and the interim period subsequent to September 30, 2000, the firm of Brian Donahue, CPA ("Donahue") served as the Company's auditors. Effective January 23, 2002, the Board of Directors of the Company approved the change of accountants. On January 23, 2002, management of the Company dismissed Donahue and engaged Henry Schiffer, CPA, of Beverly Hills, California as its independent public accountants to audit its financial statements for the fiscal year ended September 30, 2001.

     During the period of engagement of Donahue, there were no disagreements between the Company and Donahue on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements (if not resolved to the satisfaction of Donahue) would have caused Donahue to make reference in connection with their report to the subject matter of the disagreements. The accountants' report on the financial statements of the Company for the fiscal years ended September 30, 2000 and 1999 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty or audit scope or accounting principles.

     The Company has requested Donahue to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Donahue agrees with the above statements, which letter is attached to this filing as
Exhibit 16.1.


Item 5.  Other Events.
         ------------

     In connection with the rescission of the Merger, Fantasticon changed its name to USCorp, pursuant to the Articles of Amendment to the Articles of Incorporation of the Company filed on January 23, 2002 with the Secretary of State of the State of Nevada. Effective from January 15, 2002, the Company's temporary executive offices are located at 4535 W. Sahara Ave. Suite 204 Las Vegas NV 89102, and its telephone number is (702) 933-4030.

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

     Also in connection with the rescission of the Merger, by majority vote of the Shareholders the former officers and directors of the Registrant have been replaced and Interim Officers and Board members have been elected. Larry Dietz has been elected a director and President, Spencer Eubank has been elected a director and Secretary-Treasurer, and Carl W. O'Baugh has been elected Vice President and a director of USCorp. Mr. Dietz and Mr. O'Baugh are former officers and directors of a predecessor of the Company.

     The Company has entered into a letter of intent to acquire a mining exploration and development company currently holding leases to mining claims in Arizona. This acquisition has not been consummated as of the date of this report.

Item 7.  Financial Statements.
         --------------------

     (a)  Financial Statements.

     The financial statements required to be filed as part of this Current Report on Form 8-K will be filed no later than March 30, 2002 (75 days from the date of the change in management) as an amendment to this Report.

     (b)  Pro Forma Financial Information.

     The pro forma financial information required to be filed as part of this Current Report on Form 8-K will be filed no later than March 30, 2002 (75 days from the date of the change in management) as an amendment to this Report.


     (c)  Exhibits.

Exhibit
Number        Description of Document
- -------       -----------------------

3.1(f) Certificate of Amendment to Articles of Incorporation of the Company filed as of January 23, 2002.

16.1     Letter from Brian Donahue, CPA

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




                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: January 29, 2002            USCORP

                              By:  \s\ Larry Dietz
                                  -------------------------------------
                                   Name:  Larry Dietz
                                   Title:  President








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




                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number        Description of Document
-------       -----------------------

3.1(f) Certificate of Amendment to Articles of Incorporation of the Company filed as of January 23, 2002.

16.1     Letter from Brian Donahue, CPA





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